Exhibit 99.4

American Rebel Holdings, Inc. (NASDAQ: AREB) and American Rebel Light Beer Charge Into 2026: Virginia’s Lawrence Distributing Company Added as Distribution Growth Accelerates and Retail Rollouts Expand

With Virginia momentum already underway through Valley, Lawrence Distributing brings heavyweight local execution to amplify chain interest, shelf gains, and on-/off-premise growth for American Rebel Light

NASHVILLE, TN, Jan. 13, 2026 (GLOBE NEWSWIRE) — American Rebel Holdings, Inc. (NASDAQ: AREB) (“American Rebel” or the “Company”), America’s Patriotic Brand, and maker of American Rebel Light Beer—America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand-Your-Ground Beer—today announced a strategic distribution partnership with Lawrence Distributing Company (LDC), a multi-generational, family-owned beverage wholesaler headquartered in Danville, Virginia. This agreement expands American Rebel Light Beer’s Virginia footprint, building on the Company’s existing Virginia distribution momentum through Valley Distributing and further strengthening coverage to support accelerating retail rollouts and on-premise growth opportunities in 2026.

“2026 is the year we turn distribution momentum into retail velocity at scale—and the way we do that is by stacking our network with high-execution, community-embedded distributors who win at the account level every single day,” said Andy Ross, Chief Executive Officer of American Rebel Holdings, Inc. (NASDAQ: AREB). “Lawrence Distributing Company is exactly that kind of partner. They’re a proven Southside Virginia operator with real infrastructure, disciplined field execution, and relationships that go back generations. This partnership strengthens the Virginia foundation we began building with Valley and positions us to fill out the footprint to meet increasing inquiries from local and regional chain stores that want American Rebel Light Beer on shelves and in coolers. We’re expanding with purpose—market by market—so consumers can find Rebel Light where they already shop and celebrate. It’s going to be an exciting year for American Rebel.”

Virginia coverage is accelerating—powered by Distributor-First execution

American Rebel’s (www.americanrebelbeer.com) Distributor-First strategy is designed to prioritize best-in-class regional wholesalers who deliver shelf placement, cold-box execution, and in-market momentum—then scale those wins into broader retail and chain authorizations. That approach has been reinforced by recent company-announced milestones including national distributor engagement momentum and major retail rollout progress headed into spring reset season.

Recent announced execution wins since September 2025 include:

●	Oct. 13, 2025 — American Rebel Light Beer announced spring 2026 distribution placement across 416 Southeastern Grocers locations (including Winn-Dixie, Harvey’s, and Fresco y Más) across five states, a major retail rollout milestone.

●	Oct. 20, 2025 — American Rebel reported breakout engagement at the 2025 NBWA Convention, including 110+ distributor meetings, 83 qualified follow-ups, and 16 on-site verbal commitments opening new-state expansion opportunities.

●	Nov.–Dec. 2025 — A rapid series of distribution partnerships were announced in Pennsylvania (Wilson McGinley, Muller Distributing, Mid-State Beverage Company, Banko Beverage Company, Ace Distributing), plus Commercial Distributing Company (Massachusetts) and C & C Distributors (Arkansas).

●	Jan. 8, 2026 — American Rebel announced an Indiana expansion with Working Distributors, strengthening coverage alongside Zink Distributing.

●	Jan. 12, 2026 — American Rebel adds Lawrence Distributing Company to deepen Virginia distribution and accelerate 2026 retail rollouts (announced today).

“Lawrence Distributing Company has spent more than seven decades earning trust across Southside Virginia by doing the fundamentals right—serving customers consistently, executing at a high standard, and staying deeply connected to the communities they support,” said Todd Porter, President of American Rebel Beverages. “That’s the kind of partner that builds brands the right way. With LDC’s strong on- and off-premise relationships, experienced sales and merchandising teams, and disciplined cold-chain operations, we’re positioned to move fast in Virginia—driving placements, improving visibility, and supporting the growing number of retailer conversations we’re having across the region. We’re proud to build alongside a family-owned distributor with a reputation like Lawrence. Rebel Up, Virginia.”

Lawrence Distributing Company + American Rebel Light Beer

A high-execution Virginia partnership built on local strength, service discipline, and community roots

Founded in 1954, Lawrence Distributing Company has grown from a one-truck operation into a leading beverage wholesaler serving Southside and south-central Virginia with a broad portfolio of beer, wine, water, and non-alcoholic beverages. Today, LDC employs 80+ team members and services 1,000+ customers across a territory spanning 10+ counties and the cities and towns within them, reaching an estimated regional population of approximately 375,000.

LDC’s operations are built for consistent execution and product integrity. The company operates two warehouse facilities—a primary location in Danville, Virginia, and a secondary facility in South Hill, Virginia—with climate-controlled storage for beer to help ensure consistent quality year-round. Package beer is stored at controlled temperatures (68°F or lower) and keg beer is stored colder (38°F or lower), reflecting the company’s commitment to proper handling from warehouse to retailer.

LDC brings not only infrastructure, but also meaningful on-the-ground capacity: a pre-sell model, an experienced sales force organized by geography, delivery and merchandising teams aligned to execute in-market priorities, and operational support that includes trained draft technicians who service and maintain draft systems in accounts. The company’s scale is significant, with annual volume reported at just over 1,000,000 equivalent cases (12oz equivalents).

LDC’s broad portfolio and reputation also matter in winning retailer confidence. The company distributes major domestic, craft, and import brands—creating “portfolio context” that helps new brands like American Rebel Light Beer compete for attention and placement alongside established category leaders. Just as important, Lawrence Distributing is known as a relationship-first organization and a long-term brand builder, reflecting the founder’s philosophy of earning customer respect by putting the customer’s interests first. That approach—deep relationships paired with disciplined execution—has helped LDC thrive for more than 70 years and remain a respected community business in southern Virginia.

What Lawrence Distributing Company brings to American Rebel Light Beer

●	70+ years of regional trust and market know-how: A family-owned Virginia wholesaler with a legacy of disciplined service and brand-building.

●	Deep local reach in Southside & south-central Virginia: Coverage across 10+ counties and the towns and cities within them, with 1,000+ customers served.

●	Execution-ready facilities and cold-chain discipline: Two warehouses and climate-controlled beer storage supporting product quality and reliable replenishment.

●	Sales, delivery, merchandising, and draft support built for performance: A structured go-to-market team model and operational capabilities that support both off-premise and on-premise growth.

●	Community embedded and values-aligned: A local business culture built on service, relationships, and strong community roots that match American Rebel’s patriotic brand positioning.

About Lawrence Distributing Company

Lawrence Distributing Company is a family-owned beverage distribution business founded in 1954, headquartered in Danville, Virginia, with additional operations in South Hill, Virginia. LDC distributes a diversified portfolio of beer, wine, water, and non-alcoholic beverages across Southside and south-central Virginia, serving more than 1,000 customers and supporting the communities where it operates through long-standing relationships and service-focused execution.

About American Rebel Holdings, Inc. (NASDAQ: AREB)

American Rebel Holdings, Inc. (NASDAQ: AREB) is America’s Patriotic Brand. Founded in 2014, the Company has built a portfolio of patriotic lifestyle products including safes, personal security solutions, branded apparel and accessories, and most recently American Rebel Light Beer—a premium domestic light lager that is all natural, with approximately 100 calories, 3.2 carbohydrates, and 4.3% ABV per 12 oz serving, brewed without corn, rice, or added sweeteners commonly found in mass-produced light beers.

Watch the American Rebel Story as told by our CEO Andy Ross: The American Rebel Story.

Additional information, including the Company’s filings with the SEC, can be found on the investor relations section of American Rebel’s website.

Media Inquiries:

Monica Brennan
Monica@NewtoTheStreet.com

American Rebel Light Beer — Retail & Distribution Opportunities:
Todd Porter, President, American Rebel Beverages
tporter@americanrebelbeer.com

Investor Relations:
ir@americanrebel.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding: the anticipated benefits of the Company’s Distributor-First strategy; the expected performance of the Company’s distribution partnership with Lawrence Distributing Company (“Lawrence”) and the anticipated benefits of strengthening the Company’s Virginia footprint alongside the Company’s existing Virginia distribution momentum through Valley Distributing; the timing, scope, and success of planned on-premise and off-premise rollouts in Virginia and other markets; the Company’s expectations regarding distribution momentum, retail velocity, retail rollouts, shelf gains, chain interest, and on-/off-premise growth opportunities during 2026; the Company’s ability to complete additional distribution agreements, expand coverage within Virginia and other states, and/or “fill out the footprint” to meet increasing inquiries from local and regional chain stores; the Company’s ability to secure, maintain, and expand retail authorizations, including any planned resets, rollouts, placements, or account expansions referenced in this release; the Company’s ability to convert retailer interest and distributor discussions into purchase orders, sustained distribution, and repeat sales; the Company’s ability to convert interest and follow-up opportunities generated from the 2025 National Beer Wholesalers Association (NBWA) Annual Convention into additional distribution agreements, new market entries, or other business opportunities; and the Company’s expectations regarding future sales, growth, and financial performance.

Forward-looking statements are based on current expectations, estimates, projections, and assumptions and are not guarantees of future performance. Forward-looking statements may be identified by words such as “expects,” “believes,” “anticipates,” “plans,” “intends,” “may,” “will,” “should,” “could,” “targets,” “projects,” “seeks,” “estimates,” “positions,” “momentum,” “opportunity,” “rollout,” “accelerate,” “continue,” “expand,” and similar expressions, or the negative of these terms.

Actual results may differ materially from those expressed or implied in the forward-looking statements due to a variety of risks and uncertainties, including, among others: the Company’s ability to successfully implement its Distributor-First strategy and achieve sustained market execution; the Company’s ability to effectively launch, distribute, merchandise, promote, and maintain adequate supply levels of American Rebel Light Beer in Virginia and other territories; the performance of existing and new distributors (including, without limitation, Lawrence Distributing Company, Valley Distributing, Working Distributors, Zink Distributing, Wilson McGinley, Muller Distributing, Mid-State Beverage Company, Banko Beverage Company, Ace Distributing, Commercial Distributing Company, and C & C Distributors), including their commitment to and prioritization of American Rebel Light Beer, their ability to obtain and maintain retail and on-premise placements, their sales and merchandising execution, their ability to execute promotions, and their retailer support; the Company’s ability to negotiate and execute definitive agreements with potential additional distributors and whether any such agreements, if executed, result in meaningful sales volume or profitability; the Company’s ability to meet retailer requirements (including service levels, pricing, promotions, allocations, marketing support, packaging requirements, quality standards, and product availability), and the timing and extent of any retail resets, authorizations, rollouts, or chain expansions; consumer adoption, trial rates, and repeat purchase behavior; the impact of pricing, promotional activity, competitor actions, and category dynamics; the Company’s ability to compete effectively in a highly competitive beer and beverage marketplace; general economic conditions, inflationary pressures, and changes in consumer spending patterns; production capacity, quality control, supply chain reliability, ingredient availability, packaging availability, transportation constraints, and other operational risks; the Company’s ability to execute marketing programs and promotional activities in compliance with applicable laws and regulations (including alcoholic beverage advertising, labeling, and trade practice regulations); regulatory and licensing changes affecting alcoholic beverage distribution and sales; and other risks described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission.

In addition, initial retail placements and authorizations — including those with national, regional, specialty, grocery, convenience, and on-premise accounts — do not guarantee long-term placement, expanded distribution, future purchase orders, or successful sell-through of American Rebel Light Beer. Retail authorizations may be limited in time or geography, may be subject to test or trial periods, may be impacted by resets or category reviews, and may be reduced, modified, or discontinued by a retailer at any time based on factors such as consumer demand, category performance, competitive activity, pricing, promotions, supply reliability, merchandising support, and retailer strategy. Even where American Rebel Light Beer has secured shelf, cold box, or tap handle placement, there can be no assurance that consumers will purchase the product at levels sufficient to sustain or grow distribution, or that any retailer inquiries, discussions, or indications of interest will result in authorizations, purchase orders, expanded placements, or continued distribution.

Additional factors that could cause actual results to differ materially include, without limitation: (a) the final accounting treatment of transactions and arrangements described in the Company’s SEC filings under U.S. GAAP, including valuation determinations, classification between liabilities and equity, and related presentation and disclosure requirements; (b) the possibility that the SEC may review, comment on, delay, or not declare effective any registration statement or other filing (including any contemplated registration statement on Form S-1), or that the Company may be unable to timely file or maintain the effectiveness of registration statements or periodic reports for any reason; (c) the risk that the Company may not be able to meet Nasdaq continued listing requirements in the future (including due to changes in stockholders’ equity, market value, minimum bid price, corporate governance requirements, or other factors), and the risk of additional compliance actions, trading suspension, or delisting; (d) if applicable, the risk that conversions of the Company’s Series D Convertible Preferred Stock into common stock may not occur as anticipated, may be delayed, may be limited by contractual provisions (including beneficial ownership limitations), regulatory considerations, market conditions, or other factors, and/or may result in greater-than-anticipated dilution; (e) the availability of sufficient authorized and unissued shares of common stock, including the application of equity plan limits, share reservation mechanics, and other corporate, legal, or exchange requirements affecting issuance capacity; (f) the Company’s ability to perform its obligations under commercial agreements described in its SEC filings (including any sponsorship arrangements and related registration rights), and the impact of any disputes, enforcement actions, penalties, or additional consideration provisions triggered by non-performance or alleged non-performance; (g) the Company’s ability to rely on exemptions from registration for securities issuances described in its SEC filings and the risk of differing interpretations by regulators or third parties; (h) adverse developments in the Company’s operating results, liquidity, or access to capital; (i) volatility in the trading price and liquidity of the Company’s securities; and (j) general economic, market, regulatory, and competitive conditions.

Additional information regarding these and other risks is included in the Company’s filings with the SEC, including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as such filings may be amended or supplemented from time to time.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date made. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date of this press release.